Vanguard Federal Money Market Fund

Vanguard Market Liquidity Fund

Vanguard Variable Insurance Funds—Money

Market Portfolio

Supplement Dated July 25, 2025, to the Prospectuses and Summary Prospectuses

Important Changes to the Funds and Portfolio (collectively, the “impacted Funds”)

On or about September 24, 2025, John C. Lanius will retire from Vanguard and will no longer serve as portfolio manager of the impacted Funds. At that time, Nafis T. Smith will be added as portfolio manager of the impacted Funds. Mr. Smith has managed investment portfolios for Vanguard since 2010 and has served as Head of Taxable Money Markets since 2018.

The impacted Funds’ investment objectives, strategies, and policies will remain unchanged.

© 2025 The Vanguard Group, Inc. All rights reserved.	PS PME 072025
Vanguard Marketing Corporation, Distributor.

Vanguard CMT Funds

Vanguard Money Market Reserves

Vanguard Variable Insurance Funds

Supplement Dated July 25, 2025, to the Statement of Additional Information

Important Changes to Vanguard Federal Money Market Fund, Vanguard Market Liquidity Fund, and Vanguard Variable Insurance Funds—Money Market Portfolio (collectively, the “impacted Funds”)

On or about September 24, 2025, John C. Lanius will retire from Vanguard and will no longer serve as portfolio manager of the impacted Funds. At that time, Nafis T. Smith will be added as portfolio manager of the impacted Funds. Mr. Smith has managed investment portfolios for Vanguard since 2010 and has served as Head of Taxable Money Markets since 2018.

The impacted Funds’ investment objectives, strategies, and policies will remain unchanged.

© 2025 The Vanguard Group, Inc. All rights reserved.	SAI PME 072025
Vanguard Marketing Corporation, Distributor.